UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2019

GENERAL CANNABIS CORP

 (Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	90-1072649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6565 E. Evans Avenue Denver, Colorado	80224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Change in Registrant’s Certifying Accountant.

On March 18, 2019, the Audit Committee of the Board of Directors of General Cannabis Corp (the “Company”) approved the dismissal of Hall & Company (“Hall”) as the Company’s independent registered public accounting firm, and approved the appointment of Marcum LLP (“Marcum”) as the Company’s new independent registered public accounting firm, in each case, effective March 18, 2019.

During the Company’s two most recent fiscal years ended December 31, 2018 and 2017, and the subsequent interim period through March 18, 2019, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Hall on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to Hall’s satisfaction, would have caused Hall to make reference to the subject matter of the disagreement in connection with their reports on the Company’s consolidated financial statements for 2018 and 2017.

During the two most recent fiscal years ended December 31, 2018 and 2017, and the subsequent interim period through March 18, 2019, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The audit reports of Hall on the Company’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such audit report contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 contained an explanatory paragraph expressing substantial doubt as to the Company’s ability to continue as a going concern.

The Company provided Hall with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Hall furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements.  A copy of the letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the Company’s two most recent fiscal years ended December 31, 2018 and 2017, and the subsequent interim period through March 18, 2019, neither the Company nor anyone on its behalf has previously consulted with Marcum regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a "disagreement" or a "reportable event" (as defined in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
16.1	Letter from Hall & Company dated March 18, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 20, 2019

GENERAL CANNABIS CORP

By:	/s/ Michael Feinsod
Name:	Michael Feinsod
Title:	Chief Executive Officer